Exhibit 99.1


                  IN THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS
                      COUNTY DEPARTMENT, CHANCERY DIVISION

XXXXXXXXXXXXXXXX,                                    )
ESP, INC.,                                           )
XXXXXXXXXXXXXXXXX                                    )
                                                     )
                                    PLAINTIFFS,      )
                                                     )
V.                                                   )   NO.:     ______________
                                                     )
ROLAND HUSNER,                                       )
ROLAND FRANK BLEYER,                                 )   CALENDAR:______________
ANDREW BACIK,                                        )
CHRISTOPHER M. DIETERICH,                            )
ROBERT MASUD, MASUD & CO.,                           )
                                                     )
AND                                                  )
                                                     )
HAYMAN PRIVATE EQUITY, LLC,                          )
URBAN HAYMAN HOLDINGS, LLC,                          )
URBAN HAYMAN JV, LLC.                                )
                                                     )
                                    DEFENDANTS.      )
                                                     )
AND                                                  )
                                                     )
ROSS GLICKMAN, JAMES NAPOLI AND                      )
KENNETH BARRY,                                       )
                                                     )
                       RESPONDENTS-IN-DISCOVERY      )



                        COMPLAINT IN CHANCERY FOR EQUITY
                          AND AT LAW FOR MONEY DAMAGES
                        --------------------------------

         NOW COME  Plaintiffs,  XXXXXXXXXXXX,  ESP,  INC.,  XXXXXXXXXXXXXXX,  by

Grasso Bass, PC and for Plaintiffs'  complaint against  Defendants ROLAND HUSNER

a/k/a ROLAND FRANK BLEYER, ANDREW BACIK, CHRISTOPHER M. DIETERICH, ROBERT MASUD,

MASUD & COMPANY,  P.C., and HAYMAN PRIVATE EQUITY,  LLC, URBAN HAYMAN  HOLDINGS,

LLC., URBAN HAYMAN JV, LLC., and state:


                                     PARTIES
                                     -------

         1. Plaintiff XXXXXXXXXXX ("XXXX") is located in XXXXXXXX, XXXX and is a

XXXXXXXXXXXXXXX.


         2. Plaintiff ESP, Inc.  ("ESP") is located in Palm Springs,  California

and  its  principle   business  is  hiring  US  military   veterans  to  conduct

environmental inspections of residential and commercial properties.


         3. Plaintiff  XXXXXXXXXXXXXXXX  ("XXX") is located in XXXXXX, XXXXX and

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.


         4. Defendant Roland Husner a/k/a Roland Frank Bleyer ("Husner") resides in Australia and is the chairman of the finance  committee  and the  controlling principal of Hayman Private Equities, LLC and its affiliates ("Hayman").  Husner transacts business in Cook County, Illinois through Hayman, and upon information and belief, the Urban Hayman defendants.


         5.  Defendant  Andrew  Bacik  ("Bacik")  resides  in  Ohio  and  is the

President of Hayman and an owner of the  company.  Bacik  transacts  business in

Cook County, Illinois through Hayman, and upon information and belief, the Urban

Hayman defendants.


         6.  Defendant   Christopher  M.  Dieterich   ("Dieterich")  resides  in

California and is the  Secretary/Treasurer of Hayman and an owner of the Hayman.

Dieterich  transacts business in Cook County,  Illinois through Hayman, and upon information and belief, the Urban Hayman defendants.


         7.  Defendants  Robert  Masud and  Masud &  Company,  PC  (collectively

"Masud")  reside in and operate their law practice and  financial  businesses in

Boston,  Massachusetts  and out of that  office  also  serve  as the  principal,

captive attorneys, agents and representatives for Hayman and Roland Husner in the United States in collaboration with Dieterich. Masud transacts business in

Cook County,  Illinois through or on behalf of Hayman,  and upon information and belief,  the Urban Hayman  defendants.  Upon  information and belief,  Masud was fully familiar with and facilitated Hayman's acts and omissions herein.


         8.  Defendant  Hayman  Private  Equity,  LLC  ("Hayman")  is a Delaware

limited  liability  company with its principal place of business at 225 Franklin

Street, 26th Floor,  Boston, MA 02110 (with Masud) and represented itself to the public and plaintiffs as an  international  financial  lending  company.  Hayman transacts business in Cook County,  Illinois through, INTER ALIA, Hayman now and throughout the pertinent times herein through  extensive and continuing  actions described herein by Husner, Masud, Bacik and Dieterich.


         9. Defendant Urban Hayman  Holdings,  LLC, ("UHH") upon information and belief, is a limited  liability  company formed,  INTER ALIA, to assume Hayman's business dealings with Plaintiffs and others similarly situated. UHH purports to be a company that combines a substantial source of private funds and real estate specialists with a proven track record that is looking for suitable projects and active development  partners. As in the case of Hayman's solicitation of each of the  Plaintiffs,  UHH claims on its web-site1 to be a "... force in real estate,

created to help projects  proceed in a world where  traditional  sources of bank financing are restricted." UHH is based in and operates from Chicago, Illinois.


         10.  Defendant  Urban  Hayman,  JV, LLC ("UHJV") upon  information  and belief, is a limited liability company with intertwined ownership and management shared with UHH. UHJV too is based in and operates from Chicago, Illinois.

                            RESPONDENTS-IN-DISCOVERY
                         ------------------------------


         11. Ross Glickman is a principal of UHH and UHJV, and upon  information and belief has personal  knowledge  during all  pertinent  times of Hayman,  its principals,  its funding sources and  operations,  and its use of SBLCs as forth herein.


         12. Kenneth Barry ("Barry")  resides in Texas and, upon information and belief,  is an owner and principal of Hayman.  Barry transacts  business in Cook

County,  Illinois through,  INTER ALIA, Hayman, and upon information and belief,

the Urban Hayman defendants.


         13. James Napoli  ("Napoli")  resides in Arizona and, upon  information and belief,  is an owner and principal of Hayman.  Napoli transacts  business in

Cook County,  Illinois  through,  INTER ALIA,  Hayman,  and upon information and belief, the Urban Hayman defendants where he is also a named principal.


                                    ********


         14. Estrategia Investimentos ("Estrategia") is a Rio de Janiero, Brazil

based bank and financial  institution with offices in Miami,  Florida that INTER

ALIA,  provides  financial  instruments  known as  Stand-By  Letters  of  Credit

("SBLCs")  for  monetization  at a loan to value less than their face  amount to fund  businesses such as Plaintiffs.  At all material times,  Dr. Sindhu Ratna K

Baskar  ("Dr.  Ratna")  was  the  Director  of  Operations  and  Compliance  for

Estrategia. Dr. Ratna provided the SBLCs at issue herein for Estrategia upon the approval of Hayman, Husner and Bacik.


         15.  Metropolitan  Financial  Corporation  ("Metropolitan") is based in

Lawton,  Oklahoma and is a financial  broker of SBLCs with  relationships at all pertinent  times with Hayman and its  principals,  and Estrategia and Dr. Ratna.

Metropolitan's principals at all pertinent times were Allen and Goldie Dickie.


         16.  Richard  Weisman  at all  pertinent  times  resides  and  conducts business  as a broker or agent of Hayman from Las Vegas,  Nevada and  throughout the events  described  herein  called,  contacted and emailed the  principals of

Riverside  in Cook  County,  Illinois  for the benefit  and  business of Hayman,

Husner, Bacik, Dietrich and Masud.

--------
1 www.urbanhayman.com

                                 PERTINENT FACTS
                                 ---------------


         17.  In and  about  July 28 and 29,  2010,  Hayman,  Husner  and  Bacik solicited each of the Plaintiffs through various promotional  representations of

Hayman's  international  ability to monetize  collateral  backed SBLCs.  Hayman,

Husner and Bacik also informed  plaintiffs  that they had relations with various banks and brokers that could provide  SBLCs for a fee to Plaintiff  which Hayman would then quickly  monetize for a substantial  monetization and related trading fees that would be paid to Hayman.


         18. Within days thereafter, through relationships with Metropolitan and

Estrategia,  Plaintiffs and Hayman, together and collectively, made arrangements through  Metropolitan  and  Estrategia  to  provide  Hayman  with four (4) SBLCs totaling $1.5 billion.  Metropolitan  brokered the  transaction  and  Estrategia provided the customary collateral totaling $1.5 billion for the SBLCs.


         19.  Material to the  transaction,  Hayman knew and  insisted  that the

Plaintiffs would each have to pay advanced fees totaling $1.35 million for these

4 SBLCs  based upon  Hayman's  prior  approval  and  execution  of a  collateral agreement between Hayman, Metropolitan and Estrategia.


         20.  Throughout their dealings,  Hayman told Plaintiffs that Hayman had extensive actual experience in monetizing SBLCs.  Hayman insisted Plaintiffs pay all these fees as a  pre-condition  to Hayman agreeing to monetize the SBLCs and provide funding to each of the Plaintiffs.

         21. If Plaintiffs  paid the fees,  and provided the  collateral  backed

SBLCs,  Hayman agreed and promised to each of the  Plaintiffs  that Hayman would promptly monetize each of these SBLCs and provide funding to XXXX, ESP and XXXXX for each of their respective business operations in the following amounts:

                  XXXX:             $900 million
                  XXXX:             $200 million
                  ESP:              $200 million
                  XXXX:             $200 million
                                  --------------
                  TOTAL:          $1,500 BILLION


         22.  Hayman was well aware that time was of the  essence for funding of

XXXX, ESP and XXXXXX and, in fact,  used the timing  pressure to urge Plaintiffs to pay the fees and  cause  Estrategia  to issue  the  SBLCs to  Hayman.  Hayman further assured  Plaintiffs that Hayman's  international  banking  relations and ease in monetizing  such  instruments  was a primary reason for Plaintiffs to do business with Hayman and provide Hayman with these SBLCs.


         23. Plaintiffs paid the following fees to cause these SBLCs to be issued to Hayman:

                           XXXX:          $850,000
                           ESP:           $250,000
                           XXXX:          $250,000
                                        ----------
                           TOTAL FEES:  $1,350,000


         24.  Plaintiffs  caused  each of these  SBLCs to be  issued  to  Hayman through what is known as MT 760  bank-to-bank  SWIFTs  totaling  $1.5 billion in collateral from  Estrategia.  Three of the SBLCs were each in the face amount of

$200 million (totaling $600 million), and the fourth SBLC was in the face amount of $900 million.  Each SBLC listed XXXX,  ESP, and XXXXX as the  applicants  and

Hayman as the  beneficiary.  Copies of these four SBLCs are attached as EXHIBITS

A1-A4.


         25. Hayman negotiated and executed LOAN AGREEMENTS for these four SBLCs with XXXX,  ESP and XXX  respectively  prior to the SBLCs being sent by SWIFT to

Hayman.  Copies of those  respective  loan  agreements  are attached as EXHIBITS

B1-B3.  The loan  agreements  each provide that Hayman will be prepared to start funding Plaintiffs within five (5) to fourteen (14) banking days of delivery and acceptance of the SBLC's.  Funding would occur upon draw down requests from each of the Plaintiffs.


         26. These loan agreements, INTER ALIA,

                  a.  contain  a  SPECIFIC   PERFORMANCE   CLAUSE  in  favor  of
         Plaintiffs that was material to the negotiations and execution of the loan agreements between the Plaintiffs and Hayman;

                  b. contain Hayman's GUARANTY to monetize the SBLCs at 100% of value;

                  c. require Hayman to PERFORM ALL ITS OBLIGATIONS TO PLAINTIFFS WITHIN NINETY (90) DAYS from execution date of the loan agreements;

                  d. require Hayman to RETURN THE SBLCS TO PLAINTIFFS if Hayman failed to monetize the SBLCs and fund Plaintiffs within 90 days.


         27. On August 2, 2010,  Hayman  approved,  verified,  and  accepted the

SBLCs prior to them being sent. Upon information and belief,  Hayman used one of more of the SBLCs for  Hayman's  benefit  and not for the  benefit of any of the

Plaintiffs. Yet, Hayman has not funded XXXX, ESP or XXXXX any amount as promised

and  provided  in  the  loan  agreement  and  consistent   with  the  collateral

agreements.


         28. As part of Hayman's plan and scheme,  it negotiated  and executed a collateral  agreement with  Metropolitan  for these SBLCs based upon Plaintiff's promise to pay the fees for the SBLCs.  A copy of that  collateral  agreement is attached as EXHIBIT C.


         29. At all pertinent times, Hayman and its principals  (Husner,  Bacik,

Dieterich,  Masud) never possessed the financial ability,  wherewithal,  banking relationships, experience or knowledge to monetize these SBLCs.


         30. Rather, upon information and belief, it was always the intention of

Husner and his  fellow  defendant  principals  and agent  representatives  named herein to improperly use these SBLCs to falsely bolster the balance sheet of the

Royal Bank of Baku, Baku,  Azerbaijan where Husner was or was trying to become a shareholder and officer of the Bank for other business dealings through Hayman.


         31. Whenever Plaintiffs  questioned Hayman's principals about delay and performance,  Hayman  reiterated  through Husner,  Bacik,  Masud, and Dieterich,

Hayman's ability to monetize the SBLC's within the contracted time periods.


         32. As of November 1, 2010,  Hayman has possessed  each of these SBLC's for over 90 consecutive business days. Over that time period, Hayman has evaded,

stalled and given XXXX,  ESP, and RPD numerous  unsubstantiated,  irrelevant and ultimately false explanations for not funding Plaintiffs under the executed loan agreements.


         33.  To date  Hayman  has not met any of its  obligations  in the  loan agreement  or  kept  any of its  promises.  Thus,  Hayman  is in  breach  of its contracts with XXXX, ESP and XXXXXXX.


         34.  Throughout the  non-performance  period after receiving the SBLCs,

Hayman on several occasions  promised to provide  third-party  documentation and third-party  references  about  Hayman's  ability  to  fund  and  pay  fees  and performance of actual deals. Hayman never provided any proof of Hayman's ability to perform.


         35. Upon information and belief,  Hayman instead  forwarded these SBLCs to the Royal Bank of Baku with Hayman falsely listed as the beneficiary.


         36. Upon information and belief,  Hayman provided all the instructions,

SWIFTs,  Account  Numbers and  detailed  MT760  language  for the  issuance  and delivery  of the  SBLC's to be sent to the  Royal  Bank of Baku as  directed  by

Hayman.


         37. Prior to release and delivery of the SBLCs, Hayman provided written approval of the collateral provider as an inducement to have the SBLCs delivered to Hayman.

         38. Within the first week of the funding  timeline  Hayman informed the

Plaintiffs that due to European summer  vacations the process was delayed;  this statement was not true,  Hayman and each of the defendants  knew it was not true at the time,  and it was made to  Plaintiffs  for them to rely upon as an excuse for Hayman's failure to perform.


          39. The following  week,  Hayman told the Plaintiffs  that funding was going through the United States Federal Reserve and therefore  Hayman would have to complete  clearance that would further delay the funding;  this statement was not true,  Hayman and each of the  defendants  knew it was not true at the time,

and it was made to  Plaintiffs  for them to rely upon as an excuse for  Hayman's failure to perform.  Neither evidence nor  documentation  has been provided that this funding source was available.


         40.  Plaintiffs  have met all their  obligations.  The Plaintiffs  have never materially impeded Hayman from meeting its obligations.


         41.  Plaintiffs  made  all  required  written  draw-down  requests  and submitted  them to Hayman to facilitate  funding on August 20, 2010,  the target funding date. Hayman accepted these draw requests without comment. Copies of the draw requests from XXXX, ESP and XXXXX are respectively attached at EXHIBITS D1,

D2, AND D3.


         42. In an e-mail  dated  August 20,  2010,  Roland  Husner on behalf of

Hayman again  confirmed  that the SBLC's and the collateral  were  sufficient to complete the transaction. EXHIBIT E. That e-mail also stated that a confirmation

SWIFT was required and upon receipt  funding  would occur within the five (5) to seven (7) seven banking days;  this  statement was not true,  Hayman and each of the  defendants  knew it was not true at the time, and it was made to Plaintiffs for them to rely upon as an excuse for Hayman's failure to perform. This funding never occurred.

         43. On August 25, 2010, the  Plaintiffs  received an e-mail from Roland

Husner stating that Hayman was now funding from a Middle  Eastern bank.  EXHIBIT

F. Mr. Husner was now  purportedly  traveling  there to complete the transaction and Robert Masud had successfully  completed the negotiations.  These statements were not true,  Hayman and each of the defendants knew they were not true at the time,  and they were made to  Plaintiffs  for them to rely upon as an excuse for

Hayman's failure to perform. Again, funding was never forthcoming.


         44. On September 7, 2010, the Plaintiffs received an e-mail from Roland

Husner stating that Hayman would now fund through both a USA bank and a top five world  bank.  EXHIBIT  G. It  further  stated  Royal  Bank of Baku would pay all required fee's to set-up a new  corresponding  bank relationship and SWIFT fee's to transfer  the SBLC's as required.  Deal  completion  was promised  within two weeks.  Again, these statements were not true, Hayman and each of the defendants knew they were not true at the time,  and they were made to Plaintiffs  for them to rely upon as an excuse for Hayman's failure to perform.  Again, Hayman failed to provide any confirmation of its  representations  to the Plaintiffs,  and did not fund the transactions.


         45. On  September  18,  2010,  the  Plaintiffs  received an e-mail from

Roland  Husner  stating  that  Hayman  had  completed  a separate  $100  million transaction and was going to monetize the Instruments and fund the Plaintiffs as promised utilizing the same banks and SWIFT procedures.  EXHIBIT H. In this same

e-mail,  Husner stated that there would be little or no due diligence  period by the funding bank and that the process was only a formality because the SBLCs and the collateral were sufficient.  These statements were not true, Hayman and each of the  defendants  knew they  were not true at the time,  and they were made to

Plaintiffs for them to rely upon as an excuse for Hayman's failure to perform.


         46. On September 22, 2010, the  Plaintiffs  had a conference  call with

Roland Husner and were informed that Hayman was in possession of executed bank loan documents to fund the Plaintiffs and that funding would occur within the next two banking weeks.  Hayman provided no back-up or  documentation  to verify these  new  assertions.  This  statement  was not true,  Hayman  and each of the defendants  knew it was not true at the time,  and it was made to Plaintiffs for them to rely upon as an excuse for Hayman's failure to perform.


         47. On September 23, 2010, Husner sent the Plaintiffs an e-mail quoting the proposed lender in which Hayman allegedly had contracts and advising us that the lender had several remaining questions.  EXHIBIT I. This email statement was not true,  Hayman and each of the  defendants  knew it was not true at the time,

and it was made to  Plaintiffs  for them to rely upon as an excuse for  Hayman's failure to perform.


         48. On September 24, 2010, Husner sent the Plaintiffs an e-mail stating he had just  received the executed  bank  documents  and all that was needed was

Hayman's review and signature. Hayman indicated he was traveling to see the bank the  following  week to complete  the  transaction.  EXHIBIT J. In this  e-mail,

Husner wrote and stated:


         "There have been verbal and other suggestions made and hence, we are also going to request confirmation by Masud & Company on the law firm's letterhead to be sent to you/your firm by the end of business Friday PST September 24th, 2010 and copy all involved in these pending transactions of Masud & Company our law firm also having received the signed contract now only requiring our law firms and our review, correction or clarification, if any and our counter signature for and on behalf of Hayman Private Equity LLC."


         49. The  Plaintiffs  to date have never  received  any  documents  from

Robert Masud as promised in the e-mail and the funding has not  occurred.  These statements  were not true,  Hayman and each of the defendants knew they were not true at the time,  and they were made to Plaintiffs  for them to rely upon as an excuse for Hayman's failure to perform.


         50. On October 3, 2010 the  defendants  Roland  Husner and Robert Masud met with a  representative  of the Plaintiffs in Zurich,  Switzerland and stated

that if they could not produce written third party verification that Hayman could monetize the SBLC's and fulfill the conditions of the loan agreements and the collateral  agreement  with the Plaintiffs by October 8, 2010,  Hayman would quote "walk away from the deal" and return the Instruments to  Metropolitan  and

Estrategia. Again, Hayman and the defendants have not met their promises.


         51. On October 9, 2010 the  defendants  Roland  Husner and Robert Masud met again with a  representative  of the Plaintiffs in Zurich,  Switzerland  and

stated that if they could not produce  written  third  party  verification  that

Hayman  could  monetize  the  SBLC's  and  fulfill  the  conditions  of the loan agreements and the collateral agreement with the Plaintiffs by October 18, 2010,

Hayman would return the SBLC Instruments to Metropolitan and Estrategia.  Hayman

has not provided any  information  to the  Plaintiffs as of October 29, 2010. To date Hayman has not returned the SBLC  Instruments  to the issuer as promised on

October 9, 2010.


         52. On October 21, 2010,  Andrew  Bacik,  President of Hayman,  sent an

e-mail to the Plaintiffs  that Hayman would provide an update from Roland Husner by October 24, 2010. EXHIBIT K. No such update was received from Hayman.


         53.  The  Plaintiffs'  have  reasonably   relied  on  Hayman's  funding

commitments  and   representations.   The  ongoing  delays  have  caused  severe

consequential  damage to each of the  Plaintiffs  and have put their business in jeopardy.


         54. In  addition  to $1.35  million in fees paid to issue the SBLC's to

Hayman,  the Plaintiffs  have also continued to invest  hundreds of thousands of dollars to maintain their companies and hold business transactions in place. The

Plaintiffs  reliance on the Hayman  contract and the Hayman  failure to fund has placed the  Plaintiffs at  significant  risk and  potential  loss of hundreds of millions of dollars.


         55. On October 25, 2010 XXXX,  ESP and XXXXXX,  through  counsel,  sent written demand to Hayman,  Husner,  Bacik and Dieterich  setting forth all these breaches  and  misrepresentations  and  demanding  the  immediate  return of the

Instruments.  Defendants  have not  complied  with this  demand.  A copy of that demand letter is attached as EXHIBIT L.


         56.  Despite  repeated  requests  from the  Plaintiffs,  Hayman has not provided  customary  and  verifiable  documentation  as to  Hayman's  ability to monetize the SBLCs and fund the Plaintiffs.


         57. For all the reasons stated herein and more,  the Plaintiffs  demand the  return  of the  $1.5  billion  in  SBLC  Instruments  to  Metropolitan  and

Estrategia immediately.


         58. In November 2010 Hayman was contacted by the Defendants  requesting the  funding be  completed  per the  agreements  and that the SBLC be  returned.

Husner,  Bleyer and Bacik each stated that they will not return any SBLC without a payment of at least $500,000 from the Defendants.


         59. From May 2010 to November 2010 Hayman and its  principals  promoted their capability to fund by referencing Urban through  conversations and E Mails with the Defendants. Defendants' representatives met with representatives of the

Urban in August 2010 and Urban  confirmed  and promoted that Hayman was a viable lender and Urban had  personally  witnessed  Proof of Funding  related to Hayman lending capabilities.
                                     COUNT I
                               BREACH OF CONTRACT
                       ----------------------------------
                       (Hayman, Husner, Bacik, Dieterich)

         60. Plaintiffs have met all their obligations under the loan agreements and collateral agreements and oral promises of Hayman.


         61. Defendants  Hayman,  Husner,  Bacik,  Dieterich have not met any of their material  obligations  under their oral promises,  loan  agreements or the collateral agreements.


         62. Defendants  Hayman,  Husner,  Bacik, and Dieterich are in breach of these contracts, all and each.

         63. As a consequence of these breaches,  Plaintiffs  XXXX, ESP and XXXX have lost in excess of $100  million in business  opportunities  and  contracts,

plus fees paid to Defendants in excess of $1 million,  plus  attorneys' fees and costs.


         64.  Plaintiffs have lost in excess of $1.35 million in costs, fees and expenses  related  to the  issuance  of the  SBLCs,  their  unauthorized  use by defendants, and defendants' failure to return them.


         65.  Plaintiffs  demand  specific  performance  per the  contracts  and agreements.


         WHEREFORE,  Plaintiffs ask the court to order  SPECIFIC  PERFORMANCE in favor of each  Plaintiff  and against each of the  Defendants  in the  following amounts: XXXX: $1,100 Billion, ESP: $200 million and XXXXXX: $200 million, or in the  alternative  only if Hayman admits or is found that it cannot  perform such financing  deals,  (a) injunction  against Hayman,  its principals and venturers from  engaging in any  financing  deals or  transactions  and  referral of these matters to the Illinois  and  Massachusetts  Attorney  Generals,  (b)  immediate return of the SBLCs;  (c) $1.35 million in lost fees, (d) the expenses and costs each  plaintiffs  proves that have been  incurred  since Hayman  breached  these contracts and agreements,  (e) lost profits as to each plaintiff as demonstrated by the  evidence,  and (f) any  further and  additional  order and awards as the court deems just under the circumstances.


                                    COUNT II
                                COMMON LAW FRAUD
                    -----------------------------------------
                    (Hayman, Husner, Masud, Bacik, Dieterich)

         1-59.  Plaintiffs  restate and re-allege  paragraphs 1-59 as paragraphs

1-59 of this Count II.


         60. At all times material to this Count, Hayman,  Husner, Masud, Bacik,

Dieterich and Weisman, jointly and severally, made the aforementioned statements and/or remained silent when they each new these statements to be false.


         61.  Defendants  made these  statements  and/or remained silent for the express purpose of gaining Plaintiffs money, confidence and reliance to send them fees and Instruments when they all knew that Hayman, Husner, Bacik and

Dieterich,  and their principals,  attorneys,  agents and  representatives,  all

Defendants herein, never possessed the financial ability,  wherewithal,  banking relationships,  experience  or  knowledge  to  monetize  these  Instruments  for

Plaintiffs Metropolitan and Estrategia nor fund Plaintiffs XXXX, ESP and XXXXX.


         62.   Plaintiffs   reasonably   relied   upon   Defendants   and  their

representatives  and statements,  and thereafter took action to demand return of the Instruments


         63. As a  consequence  of these frauds upon  Plaintiffs  by  Defendants

Hayman, Husner, Bacik, Dieterich,  and Masud, jointly and severally,  Plaintiffs

XXXX,  ESP  and  XXXXXXX  have  lost  in  excess  of $100  million  in  business opportunities  and contracts,  plus fees paid of $1.35 million,  plus attorneys'

fees and costs.


         WHEREFORE,  Plaintiffs ask the court to order  SPECIFIC  PERFORMANCE in favor of each Plaintiff in the following  amounts:  XXXX:  $1,100 Billion,  ESP:

$200  million and XXXXX:  $200  million,  or in the  alternative  only if Hayman admits or is found that it cannot perform such financing  deals,  (a) injunction against  Hayman,  its  principals  and venturers  from engaging in any financing deals  or  transactions  and  referral  of these  matters  to the  Illinois  and

Massachusetts  Attorney  Generals,  (b) immediate return of the SBLCs; (c) $1.35 million in lost fees,  (d) the  expenses and costs each  plaintiffs  proves that have been incurred since Hayman  breached these  contracts and  agreements,  (e)

lost profits as to each plaintiff as demonstrated  by the evidence,  and (f) any further  and  additional  order and  awards as the court  deems  just  under the circumstances.


         In addition, Plaintiffs ask the court to award them PUNITIVE DAMAGES in the total amount of $10 million.

                                    COUNT III
                            STATUTORY CONSUMER FRAUD
                    -----------------------------------------
                    (Hayman, Husner, Masud, Bacik, Dieterich)

         1-59.  Plaintiffs  restate and re-allege  paragraphs 1-59 as paragraphs

1-59 of this Count III.


         60. At all material times to this  Complaint,  there existed as the law of  Illinois  a  consumer  fraud  act  commonly  known as the  CONSUMER  FRAUD &

DECEPTIVE  BUSINESS PRACTICE ACT, 815 ILCS 505, ET. SEQ. as a set of regulations of business practices for consumer protection ("Illinois Act").


         61. At all material times to this  Complaint,  and in the  alternative,

there existed as the law of the  Commonwealth of  Massachusetts a consumer fraud act commonly  known as the  MASSACHUSETTS  CONSUMER  PROTECTION  ACT,  Title XV,

Chapter  93A  as a  set  of  regulations  of  business  practices  for  consumer protection ("Massachusetts Act").


         62. These statutory Acts pertained in all their  respective  provisions and amendments to the deceptive  acts and omissions of  Defendants,  jointly and severally, stated and set forth in this Complaint.


         63. All the Defendants,  jointly and severally, violated the provisions of the  Illinois  Act and  the  Massachusetts  Act by  engaging  repeatedly  and knowingly, and in concert, in a pattern of conduct to deceive Plaintiffs for the unlawful monetary gain of Defendants.


         WHEREFORE,  Plaintiffs  each ask for damages  against  Hayman,  Husner,

Bacik, Dieterich, and Masud, jointly and severally, in excess of $100 million as proven by the  evidences,  PLUS  PUNITIVE  DAMAGES in excess of an equal  amount

($100  million),  plus costs and fees and for an order from this court  ordering each of the Defendants to return or cause the return of the four SBLCs,  and for any additional relief and damages the court deems just under the circumstances.

                            RESPONDENTS-IN-DISCOVERY

                  ROSS GLICKMAN, JAMES NAPOLI AND KENNETH BARRY
             ------------------------------------------------------

         64. As set forth in  paragraphs  11, 12 and 13,  Ross  Glickman,  James

Napoli and Kenneth  Barry are each jointly and  severally  principals in UHH and

UHJV who likely  possess  personal  knowledge at all  pertinent  times herein of

Hayman, its principals, Hayman's sources of funding and operations, Hayman's use and experience with SBLCs, and potentially Hayman's dealings with one or more of the Plaintiffs.


         65. Messrs. Glickman,  Napoli and Barry, jointly or severally, also may be vicariously  responsible  to one or more of the  plaintiffs  based upon their roles, management or membership directly or indirectly with Hayman in UHH and/or

UHJV.


         WHEREFORE, Plaintiffs designate Ross Glickman, James Napoli and Kenneth

Barry each as a  Respondent-in-Discovery  in this  action  pursuant  to 735 ILCS

5/2-402.


                             Respectfully Submitted,

                             ------------------------------------
                             Gary A. Grasso, attorney for Plaintiffs

Gary A. Grasso, Esq.
GRASSO BASS, P.C.
Willis Tower
233 South Wacker Drive
Suite 2101
Chicago, Illinois 60606
312.234.9100
********
760 Village Center Drive
Suite 200
Burr Ridge, Illinois 60527
630.654.4500
Cook County #: 38825
********************************************************************************